UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 8, 2017

CBL & ASSOCIATES PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12494	62-1545718
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2030 Hamilton Place Blvd., Suite 500, Chattanooga, TN 37421
(Address of principal executive office, including zip code)

423.855.0001
(Registrant's telephone number, including area code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 8, 2017, CBL & Associates Properties, Inc. (the “Company”) held its annual meeting of stockholders. The matters that were submitted to a vote of stockholders and the related results are as follows:*

1. The following directors were elected to one-year terms that expire in 2018:

•	Charles B. Lebovitz (134,663,977 votes for, 1,980,418 votes withheld, 20,405,364 broker non-votes and no abstentions),

•	Stephen D. Lebovitz (134,749,519 votes for, 1,894,876 votes withheld, 20,405,364 broker non-votes and no abstentions),

•	Gary L. Bryenton (132,779,033 votes for, 3,865,362 votes withheld, 20,405,364 broker non-votes and no abstentions),

•	A. Larry Chapman (130,615,718 votes for, 6,028,677 votes withheld, 20,405,364 broker non-votes and no abstentions),

•	Matthew S. Dominski (130,394,167 votes for, 6,250,228 votes withheld, 20,405,364 broker non-votes and no abstentions),

•	John D. Griffith (131,492,276 votes for, 5,152,119 votes withheld, 20,405,364 broker non-votes and no abstentions),

•	Richard J. Lieb (132,948,169 votes for, 3,696,226 votes withheld, 20,405,364 broker non-votes and no abstentions),

•	Gary J. Nay (131,481,438 votes for, 5,162,957 votes withheld, 20,405,364 broker non-votes and no abstentions), and

•	Kathleen M. Nelson (133,861,882 votes for, 2,782,513 votes withheld, 20,405,364 broker non-votes and no abstentions).

2.
Deloitte & Touche, LLP was ratified as the Company’s independent registered public accountants for its fiscal year ending December 31, 2017 (153,717,850 votes for, 2,951,550 votes against, 380,359 abstentions and no broker non-votes).

3.
The advisory vote on the Company’s executive compensation program for its named executive officers, as disclosed in the Company’s proxy statement for the 2017 annual meeting, was approved (129,445,844 votes for, 6,741,145 votes against, 457,406 abstentions and 20,405,364 broker non-votes). The Company’s Compensation Committee will consider the results of this advisory vote in making future decisions on named executive officer compensation.

4.
The option to hold future advisory votes on the compensation of the Company’s named executive officers every one year received the highest number of votes cast (124,679,513 votes for every one year, 118,222 votes for every two years, 11,495,537 votes for every three years, 351,123 abstentions and 20,405,364 broker non-votes). Based on these results, the Company’s Board of Directors has determined that the Company will hold future stockholder advisory votes on the compensation of the Company’s named executive officers annually until the next advisory vote regarding the frequency of holding such votes is required pursuant to applicable rules of the Securities and Exchange Commission.

* Total votes cast for each nominee or matter, as well as broker non-votes, may vary due to the rounding of fractional shares included in the totals.

Item 8.01	Other Events.

On May 9, 2017, the Company’s Board of Directors, acting on the recommendation of the Board’s Compensation Committee, approved a conforming amendment to Section 12(a) of the Company’s 2012 Stock Incentive Plan, in connection with the change described in the “Director Compensation” section of the Company’s 2017 proxy statement whereby both initial grants of restricted Common Stock (upon joining the Board) and annual awards of restricted Common Stock to the Company’s Non-Employee Directors will be determined on the basis of a fixed dollar amount rather than a fixed number of shares, with the number of shares to be issued based on the average of the high and low trading prices for the Company’s Common Stock on the grant date. Section 12(a) of the Plan, as amended, now provides that (A) annual grants of restricted Non-Employee Director Shares (as defined in the Plan) may be made in an amount not to exceed such number of shares determined by dividing (i) $200,000 by (ii) the Fair Market Value per share (determined as described above) of the Company’s Common Stock on the date of such grant and (B) each new Non-Employee Director shall receive a grant of restricted Non-Employee Director Shares, upon joining the Board, with a Fair Market Value (determined as described above) equal to $25,000.

As described in the Company’s 2017 proxy statement, the revised Non-Employee Director compensation arrangements approved by the Compensation Committee in November 2016 presently call for these provisions to be applied in a manner such that each Non-Employee director will receive an annual award of shares of restricted Common Stock of the Company at the conclusion of each year (which may be payable on the first trading day of the next succeeding calendar year) having a value of $100,000. The foregoing description of Amendment No. 2 to the Company’s 2012 Stock Incentive Plan is qualified by reference to the full text of such amendment, which is filed as Exhibit 10.2.13 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
10.2.13	Amendment No. 2 to CBL & Associates Properties, Inc. 2012 Stock Incentive Plan †

†A management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBL & ASSOCIATES PROPERTIES, INC.

/s/ Andrew F. Cobb
Andrew F. Cobb
Senior Vice President and
Director of Accounting

Date: May 12, 2017